UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2014, First Community Bancshares, Inc. (the “Company”) announced by press release its earnings for the first quarter of 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2014, the Company held its annual shareholders’ meeting. At the meeting, the Company’s shareholders: (i) elected both persons listed below under Proposal 1 to serve as director of the Company for a term that will continue until the 2017 annual meeting of shareholders, (ii) approved, on a non-binding basis, the Company’s executive compensation, and (iii) ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm.

The following tables summarize voting results by the Company’s shareholders.

Proposal 1: To elect two directors to serve until the 2017 annual shareholders’ meeting.

Nominee	Votes FOR	Votes WITHHELD	Broker Non- Votes

Franklin P. Hall	11,243,471	586,503	1,705,184
William P. Stafford	10,585,713	1,244,261

Proposal 2: To approve on a non-binding basis, the compensation of the Company's named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes

11,497,293	305,424	27,257	1,705,184

Proposal 3: To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm.

Votes FOR	Votes AGAINST	Votes ABSTAIN

13,357,065	174,659	3,434

Item 8.01	Other Events.

On April 29, 2014, the Company announced by press release its quarterly cash dividend to common stockholders of 12 cents ($0.12) per common share, payable on May 23, 2014, to shareholders of record on May 9, 2014. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Earnings press release dated April 29, 2014
99.2	Dividend announcement dated April 29, 2014

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	April 30, 2014	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer